UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 23, 2009

NEW WORLD BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-91432	02-0401674
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401

(Address of principal executive offices)

(541) 868-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

As previously disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on February 22, 2008, which Form 8-K is incorporated herein by reference, effective February 18, 2008, New World Brands, Inc. (the “Company”) and Qualmax, Inc. (“Qualmax”) entered into a merger agreement (the “Merger Agreement”) by which Qualmax will merge with and into the Company (the “Merger”), and in connection with the Merger, the separate corporate existence of Qualmax will cease.

As previously disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on December 15, 2008, which Form 8-K is incorporated herein by reference, at a special meeting of the Company’s stockholders held December 9, 2008 (the “Special Meeting”) the Company’s stockholders approved the Merger Agreement and the transactions contemplated thereunder.  However, also as disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on December 15, 2008, consummation of the Merger and the transactions contemplated under the Merger Agreement remained subject to satisfaction of certain remaining Merger Events, including (which list is not exhaustive): (1) obtaining the requisite consent of the stockholders of Qualmax to approve the Merger Agreement and the transactions contemplated thereunder; and (2) obtaining a valid exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), of the shares of common stock of the Company issuable to the stockholders of Qualmax in connection with the Merger, pursuant to a “fairness hearing” conducted in the State of Oregon pursuant to Section 3(a)(10) of the Securities Act.

Pursuant to a fairness hearing conducted in the State of Oregon on January 23, 2009 (the “Fairness Hearing”), the Director of the State Of Oregon Department of Consumer and Business Services, Division of Finance and Corporate Securities (the “Director”), found that the Merger was fair, just and equitable, and free from fraud. As a result of the Fairness Hearing, the Company obtained a valid exemption from registration under Section 3(a)(10) of the Securities Act of the shares of common stock of the Company issuable to the stockholders of Qualmax in connection with the Merger.

At a special meeting of the stockholders of Qualmax immediately following the Fairness Hearing the stockholders of Qualmax approved the Merger Agreement and the transactions contemplated thereunder.

In accordance with the Merger Agreement, all conditions and prerequisites to the Merger have been met and completed, and the Merger Agreement has been consummated effective January 23, 2009.

There have been no amendments, material or otherwise, to the Merger Agreement as effective February 18, 2008 and previously disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD BRANDS, INC.

	By:	/s/ M. David Kamrat
		Name:	M. David Kamrat
		Title:	Chief Executive Officer

Date: January 29, 2009